                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        JULY 18, 1997
                                                --------------------------------



                            MELAMINE CHEMICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           DELAWARE                               0-16032                          64-0475913
------------------------------------------------------------------------------------------------------
 (State or other jurisdiction            (Commission File Number)         (IRS Employer Identification
       of incorporation)                                                              No.)



         HIGHWAY 18 WEST
   DONALDSONVILLE, LOUISIANA                                         70346
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                           (ZIP CODE)




Registrant's telephone number, including area code        (504) 473-3121
                                                  ------------------------------

ITEM 5.  OTHER EVENTS

     On July 18, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibits.

     99.  Press release dated July 18, 1997.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.



Date:  July 21, 1997                    /s/ Wayne D. DeLeo
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit                                                                 Page
  No.                               Exhibit                            Number
-------               ---------------------------------                ------
    99                Press Release dated July 18, 1997                   5